EDO AIL
                            Investor Briefing 2000

(This page shows a picture of the sky with the EDO and AIL logos.)

                             EDO     Introduction

 - EDO and AIL Announce Merger on January 3, 2000
 - Shareholder Vote Scheduled for April 28, 2000
 - Purpose of This Briefing
 - Objective of the Merger
   -- Product Lines of the Company
   -- Financials
   -- Q&A

                       EDO     Objectives of the Merger

 - Create a Larger Integrated Defense and Aerospace Supplier of Mission-Critical Products
 - Create Technical Synergies That Will Expand the Addressable Market
 - Provide Greater Leverage in Capital Markets to Accelerate Future Growth

                                EDO Corporation
                            Investor Briefing 2000

(This page shows a picture of the sky with the EDO logo.)

                                EDO     Profile

Designer and Manufacturer of Defense and Aerospace Products and Engineered Materials for Domestic and International Markets

(This page shows a picture of an F-22 airplane and large composite tanks.)

                                EDO     Profile

 - Supplier of Mission-Critical Products for Defense, Aerospace and Industrial Customers
 - Financial Condition (1999)
   -- $133 Million Backlog
   -- $ 30 Million Cash
   -- $ 30 Million Line of Credit

                                EDO     Profile

 - Defense and Aerospace Products

   (The following pictures of EDO products are shown:
     The AMRAAM Vertical Eject Launcher (AVEL)
     A C4I display console
     The MK 105 Mod 4 Magnetic Influence Minesweep System)

 - Engineered Materials

  (The following pictures of EDO products are shown:
     Transducers
     Piezoelectric Ceramics
     Composite Tanks)

                                EDO     Profile

(The following financial data is presented as two bar charts.)

                                  Revenue
                      1995   1996   1997   1998   1999
                      --------------------------------
Defense & Aerospace   $37M   $38M   $44M   $54M   $66M
Engineered Materials  $27M   $30M   $30M   $28M   $32M
                      --------------------------------
Total                 $64M   $68M   $74M   $82M   $98M

                                  Backlog
                      1995   1996   1997   1998   1999
                      --------------------------------
Defense & Aerospace   $41M   $61M   $74M  $117M  $118M
Engineered Materials  $21M   $16M   $19M   $13M   $16M
                      --------------------------------
Total                 $62M   $77M   $95M  $130M  $134M

                                EDO     Profile

(The following financial data is presented as two bar charts.)

                             Operating Earnings
                      1995   1996   1997   1998   1999
                      --------------------------------
EDO Corporation        $6M   $15M    $8M   $12M    $9M

                             Earnings Per Share
                      1995   1996   1997   1998   1999
                      --------------------------------
EDO Corporation      $0.66  $2.13  $1.01  $1.42  $0.76

                                EDO     Profile

(The following financial data is presented as two bar charts.)

                             Shareholders Equity
                      1995   1996   1997   1998   1999
                      --------------------------------
EDO Corporation       $15M   $20M   $28M   $38M   $40M

                                    Cash
                      1995   1996   1997   1998   1999
                      --------------------------------
EDO Corporation       $23M   $21M   $21M   $34M   $30M

                                EDO     Markets

(The following financial data is presented as a pie chart.)

Defense & Aerospace  - Domestic          39%
Defense & Aerospace  - International     28%
Engineered Materials - Domestic          27%
Engineered Materials - International      6%
                                       -----
Total                                   100%

                          EDO     Defense & Aerospace
                          Aircraft Armament Products

(This page shows a pictures of the F-15E Eagle, F-22 Raptor and Japanese F-2 airplanes)

 - EDO Is a World Leader in:
   -- Suspension and Release Equipment
   -- New Carriage Technology
   -- Alternate Energy Sources

                      EDO     Defense & Aerospace Markets

(This page shows a pictures of the Boeing XA-32 JSF airplane with the caption "Member of the Boeing and Lockheed JSF Teams.")

 - Aircraft Armament
   -- Alternate Energy Sources
   -- Smart Weapons
   -- Stealth Configurations

Market   $300M

 - F-15E Eagle World Wide
 - F-22 Raptor
 - Joint Strike Fighter (JSF)
 - Smart Weapons Carriage
   -- F-16
   -- F-18

                          EDO     Defense & Aerospace
                            Combat Systems Products

(This page shows a picture of an international ship with the following equipment depicted:
  Navigation Console
  Electro-Optical Sensor Head
  Navigation Radars
  AN/SPS-67 IFF
  Electronic Chart Display
  Heading Reference System
  Weapons Console
  Sonar
  EDO Malfunction Consoles
  Horizon Reference System
  Slope Indicator)

 - Undersea Warfare
 - Digital Data Links

                          EDO     Defense & Aerospace
                                    Markets

(This page shows a picture of a Sonar Control-Indicator Console.)

 - ASW Sonar
   -- Continued Development of COTS Based Systems
   -- Active Towed Systems

Combat Systems

Market   $500M

 - Upgrades to 80+ EDO Sonars
 - NATO SSSB
 - Data Links
 - Systems Integration/Analysis

                          EDO     Defense & Aerospace
                             Mine Warfare Products

(This page shows pictures of the EDO MK 105 Mod 4 Airborne Magnetic Mine Countermeasures System with the caption "MK 105 Mod 4.")

EDO Has been the Sole Source Supplier of Magnetic Sweep Systems to the Airborne MCM Forces for 25+ Years
 - MK 105
 - MK 105 Upgrade
 - SWIMS (Shallow Water Influence Magnetic Sweep)
 - Depot Service

                          EDO     Defense & Aerospace
                                    Markets

(This page shows a picture of the Shallow Water Influence Magnetic Sweep -
SWIMS.)

 - Mine Warfare
   -- MK 105 Upgrade
   -- Organic Capability
   -- Shallow-Water Sweep
   -- AMCM Command and Control
   -- Integrated MCM System

Market   $200M

 - MK 105 Upgrade
 - Shallow Water Mine Sweeping
 - Organic MCM
 - International MCM

         EDO     Engineered Materials - Ceramics Products and Markets

(This page shows pictures of EDO piezoelectric ceramic products, miniature ceramic shapes for the cellular communications industry, and a cellular communications repeater tower.)

 - EDO Is a Major Supplier of Ceramic Shapes in the U.S.
   -- Naval Arrays
   -- Oceanographic Exploration
   -- Fish Finders
   -- Ultrasonics
   -- Cellular Communications
   -- Motors and Actuators

Market   $150M

 - Military
 - Cellular Communications
 - Medical
 - Controls
 - Underwater Sensors

            Engineered Materials - Composites Products and Markets

(This page shows pictures of the Boeing 767 airplane, an EDO composite airplane waste tank, an off-shore oil rig, and EDO composite piping installed on an oil rig.)

 - EDO Is a Major Supplier of Composite Products
  -- Waste and Water Tanks for the Commercial Aircraft Industry
  -- Piping and Structures for Off-Shore Oil Industry

Market   $155M

 - Commercial Aircraft
 - Transportation
 - Military
 - Off-Shore Oil Industry

                                      AIL
                            Investor Briefing 2000

(This page shows a picture of the sky with the AIL logo.)

                                AIL     PROFILE

Systems Integrator and a Producer of High-Technology Electronic Products for Defense and Commercial Applications

(This page shows pictures of a TDRS Satellite and the B-1B airplane.)

                                AIL     PROFILE

DEFENSE SYSTEMS

(The following pictures are shown:
 - The EA-6B airplane
 - An Extended Range Guided Munitions (ERGM) Missile GPS Antijam)

SPACE AND COMMUNICATIONS PRODUCTS

(The following pictures are shown:
 - The Space Shuttle
 - The Boeing 777 Airplane)

                                AIL     PROFILE

(The following financial data is presented as two bar charts.)

                 REVENUE
          1997    1998    1999
         ---------------------
AIL      $103M   $120M   $146M

                 BACKLOG
          1997    1998    1999
          --------------------
AIL      $102M   $124M   $131M

                                AIL     PROFILE

(The following financial data is presented as two bar charts.)

            OPERATING EARNINGS
          1997    1998    1999
          --------------------
AIL        $3M    $28M     $6M

            EARNINGS PER SHARE
          1997    1998    1999
          --------------------
AIL      $0.63   $4.62   $0.39

                                AIL     PROFILE

(The following financial data is presented as two bar charts.)

           SHAREHOLDERS EQUITY
          1997    1998    1999
          --------------------
AIL       $22M    $41M    $44M

                   LONG TERM DEBT
              Stub 1997    1998    1999
              -------------------------
Other           $19M       $16M    $14M
Acquisition        -       $15M    $ 9M
                ----       ----    ----
Total           $19M       $31M    $23M

                                AIL     Markets

(The following financial data is presented as a pie chart.)

Space and Communications Products  30%
Defense Systems                    70%
                                  ----
Total                             100%

                      AIL     Defense Electronics Systems

(The following pictures are displayed on this page:
   The EA-6B airplane
   The B-1B airplane with AN/ALQ-161 LRU modules displayed
   An MDDS Chip
   The Universal Exciter Upgrade.)

UEU the Voice of the Prowler

AN/ALQ-161 Self Defense System for the B-1B

ALQ-161 STAYS INSTALLED THRU 2009+ IN CURRENT AIR FORCE PLAN

UPGRADE PROGRAM TO ADD MID 90s TECHNOLOGY TO THE 500+ UNIVERSAL EXCITERS IN THE FLEET

DEFENSE MARKET $750M

                    AIL     Space Products and Technologies

(The following pictures are displayed on this page:
   NPOESS
   GEOSAT
   HRUPPA
   HS 601
   TDRS
   HS702
   SHUTTLE)

SPACE PRODUCTS MARKET $800M

                   AIL     Antenna Products and Technologies

(The following pictures are displayed on this page:
   Military antennas
   A wireless antenna
   A CNI antenna
   Commercial GPS and ITS antennas
   A custom military airborne antenna
   The Arleigh Burke destroyer
   The AS-4305)

CUSTOM MILITARY APPLICATIONS
 CONFORMALS
 RETRACTABLES
 CRPA
 L/O

COMMERCIAL WIRELESS APPLICATIONS

MILITARY SHIPBOARD
 VHF/UHF COMMUNICATIONS
 HF
 IFF
 EW/ESM
 RADAR
 SATCOM

CNI ANTENNAS FOR COMMERCIAL AVIATION

MILITARY AIRBORNE
 VHF/UHF COMMUNICATIONS
 GPS
 IFF/TACAN
 EW/ESM
 RADAR
 SATCOM

COMMERCIAL GPS AND ITS APPLICATIONS

ANTENNA MARKET $250M

               AIL     Technical Services and Support Equipment

(The following pictures are displayed on this page:
   B-1B with flight line support equipment
   Avionics Data Acquisition Data and Control System
   Portable Radar Simulator
   A Laboratory)

 - Flight Line Support Equipment
 - Portable Flight Line Test Sets
 - Avionics Instrumentation
 - Laboratories

SERVICES & EQUIPMENT MARKET $100M

                AIL     Interference Cancellation Systems (ICS)

(The following pictures are displayed on this page:
 - U.S. Army Guardrail
 - U.S. Air Force SOF CV-22
 - U.S. Navy Extended Range Guided Munitions
 - U.S. Air Force Rivet Joint)

ICS MARKET $100M

          EDO and AIL Products Are Complementary and Mission Critical

           EDO                               AIL

AIRCRAFT ARMAMENT             AIRBORNE ELECTRONIC COUNTERMEASURES
 Bomb Racks                    Escort Jamming Systems
 Missile Launchers             Self-Protect Systems
 Aircraft Structures

MINE COUNTERMEASURES          RADAR SYSTEMS
 Minesweeping Systems          Ground-Based
                               Airborne

SHIPBOARD COMBAT SYSTEMS      SPACE PRODUCTS
 Command, Control              Satellite Communications
  & Communications             Satellite Environmental Sensors
 Sonar Systems
 Navigation
 Fire Control

OPERATIONS ANALYSIS           ANTENNAS
 Wargaming                     Military Applications
 Modeling                      Commercial Wireless & Aircraft
 Decision Support

PIEZOCERAMIC COMPONENTS       ENVIRONMENTAL PRODUCTS
 Transducers                   Radiation Detection
 Microwave Ceramics            Air Quality Monitoring

ENGINEERED MATERIALS          INTERFERENCE CANCELLATION SYSTEMS
 Plastic Piping                Military Applications
 Waste Tanks                   Commercial Applications

                              ENGINEERING SERVICE & EQUIPMENT
                               Flight Line Test Equipment

                                    EDO AIL
                            Investor Briefing 2000

(This page shows a picture of the sky with the EDO and AIL logos.)

                      EDO      NEWCO Pro Forma Financials

 - Revenue              $244,000
 - EBIT                 $ 11,063
 - Backlog              $264,880
 - Shareholder Equity   $ 62,072

                       EDO      Objective of the Merger

 - Create a Larger Company to:
   -- Address Larger Programs
   -- Exercise Greater Leverage in Financial Markets
   -- Achieve Future Growth
      --- Acquisitions
      --- Increased R&D

                                EDO     Summary

 - Larger, Stronger Company
 - Potential Cost Synergies
 - Technological Synergy
   -- New Products
      --- Communications and Command and Control
      --- Avionics and Aircraft Armament
 - Broader Product and Capability Offering
 - Cross-Marketing Opportunities
 - Eligible for Larger programs
 - Broaden AIL Foreign Market